UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2012

JDA Software Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27876	86-0787377
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14400 North 87th Street

Scottsdale, Arizona 85260-3649

(Address of principal executive offices including zip code)

(480) 308-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 1, 2012, JDA Software Group, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with RP Crown Parent, LLC, a Delaware limited liability company (“Parent”), and RP Crown Acquisition Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of RedPrairie. The Merger Agreement was unanimously approved by the Company’s Board of Directors.

Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Merger Sub will commence a tender offer (the “Offer”) no later than November 15, 2012 to acquire all of the outstanding shares of common stock, $0.01 par value per share, of the Company (the “Company Common Stock”) at a purchase price of $45.00 per share, net to the seller in cash without interest (the “Offer Price”). As promptly as practicable after the expiration of the Offer, and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will accept for payment, and pay for, any shares of Company Common Stock validly tendered and not validly withdrawn pursuant to the Offer, at which point Merger Sub will merge with and into the Company (the “Merger”) and the Company will become a wholly-owned subsidiary of Parent. The Merger Agreement also provides that the Merger may be consummated regardless of whether the Offer is completed, but if the Offer is not completed, the Merger will only be able to be consummated after the stockholders of the Company have adopted the Merger Agreement at a meeting of stockholders. In the Merger, each outstanding share of Company Common Stock, other than shares of Company Common Stock owned by the Company, Parent or Merger Sub or by stockholders who have perfected and not withdrawn a demand for appraisal under Delaware law, will be converted into the right to receive an amount equal to the Offer Price in cash without interest.

The obligation of Merger Sub to purchase shares tendered in the Offer is subject to the satisfaction or waiver of a number of conditions set forth in the Merger Agreement, including (i) the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the receipt of a clearance decision or expiration of the statutory waiting period with respect to the German Act Against Restraints of Competition, (iii) the absence of any law, order, injunction, judgment or ruling that enjoins or prohibits the consummation of the Offer, the Top-Up (as defined below) or the Merger, (iv) the receipt of proceeds by Parent under a commitment letter with the financial institutions identified therein or in any alternate financing commitment or the receipt by Parent and Merger Sub of definitive and irrevocable written confirmation from the applicable lenders that such proceeds shall be available at the closing of the Offer (the “Financing Proceeds Condition”), and certain other customary conditions. In addition, it is a condition to Merger Sub’s obligation to purchase the shares tendered in the Offer that the number of shares of Company Common Stock that have been validly tendered and not validly withdrawn, together with any shares of Company Common Stock then owned by Merger Sub, represents at least 79% of the Company Common Stock outstanding on a fully-diluted basis as of the expiration of the Offer (the “Minimum Tender Condition”).

Under certain circumstances, the parties have agreed to complete the Merger without the prior consummation of the Offer after receipt of the affirmative vote of holders of a majority of the outstanding shares of Company Common Stock in favor of the adoption of the Merger Agreement. In that case, the consummation of the Merger would be subject to similar conditions as the Offer conditions, other than the addition of the stockholder approval requirement and the inapplicability of the Minimum Tender Condition and the Financing Proceeds Condition.

The Company has also granted to Merger Sub an irrevocable right (the “Top-Up”), which Merger Sub shall exercise following consummation of the Offer, if necessary, to purchase from the Company the number of shares of Company Common Stock that, when added to the shares of Company Common Stock already owned by Merger Sub or Parent following consummation of the Offer, constitutes one share more than 90% of the shares of Company Common Stock outstanding on a fully-diluted basis immediately after the Top-Up. If Merger Sub and Parent acquire more than 90% of the outstanding shares of Company Common Stock, including through exercise of the Top-Up, Merger Sub will complete the Merger through the “short form” procedures available under Delaware law (pursuant to which no vote of the stockholders to adopt the Merger Agreement is required).

The Company has made customary representations and warranties and covenants in the Merger Agreement, including, without limitation, covenants regarding the conduct of the business of the Company and the use of reasonable best efforts to cause the Offer and the Merger to be consummated.

The Company is not permitted to initiate, solicit or encourage any alternative acquisition proposals from third parties or engage in discussions or negotiations with third parties with respect to alternative acquisition proposals. Notwithstanding this limitation, prior to the consummation of the Offer or the adoption of the Merger Agreement by the Company’s stockholders if required to consummate the Merger, the Company may under certain circumstances provide information to and participate in discussions or negotiations with third parties with respect to any unsolicited alternative acquisition proposal that the Board has determined constitutes or could reasonably be expected to lead to a Superior Proposal such that the failure by the Board to act upon such a proposal would be inconsistent with its fiduciary duties. A “Superior Proposal” is defined as a bona fide, unsolicited, written acquisition proposal that is determined by the Company’s Board in good faith (after consultation with its outside legal counsel and financial advisor and after taking into consideration all material aspects) to be reasonably likely to be consummated on the terms proposed and is more favorable to the holders of shares of Company Common Stock than the transactions contemplated by the Merger Agreement.

The Merger Agreement contains certain termination rights for the Company and Parent. Upon termination of the Merger Agreement under specified circumstances, including with respect to the Company’s entry into an agreement with respect to a Superior Proposal, the Company will be required to pay Parent a termination fee of $32,000,000. The Merger Agreement also provides that Parent will be required to pay the Company a reverse termination fee of $85,000,000 under specified circumstances set forth in the Merger Agreement. Payment of the reverse termination fee is guaranteed by New Mountain Partners III, L.P. (the “Sponsor”) pursuant to the terms of a limited guarantee. In addition, under certain specified circumstances as set forth in the Merger Agreement, the Company has agreed to pay Parent $8,000,000 as compensation for the fees and expenses incurred by Parent and its affiliates in connection with the Merger Agreement and the transactions contemplated thereby.

Parent has obtained debt financing commitments from Credit Suisse and equity financing commitments from the Sponsor, in each case to fund the transactions contemplated by the Merger Agreement. The Merger Agreement requires Parent to use its reasonable best efforts to obtain the financing on the terms and conditions described in such financing commitments.

The representations and warranties of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub. In addition, such representations and warranties (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by documents filed with, or furnished to, the Securities and Exchange Commission (the “SEC”) by the Company on or after August 6, 2012 and prior to the date of the Merger Agreement, (c) have been qualified by confidential disclosures made to Parent and Merger Sub in connection with the Merger Agreement, (d) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (e) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (f) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, tender offer documents, proxy statements and other documents that the Company files with the SEC.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 8.01.	Other Events.

On November 2, 2012, the Company anticipates that Hamish Brewer, the Company’s President and Chief Executive Officer, and Mike Mayoras, Chief Executive Officer of RedPrairie, will give a presentation to employees of the Company and RedPrairie during which slides will be used. The slides are attached hereto as Exhibit 99.1 and are incorporated by reference.

Forward Looking Statements

This report may contain forward-looking statements. These forward-looking statements involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding information regarding the intent, belief or current expectation of the Company and members of its senior management team. Forward-looking statements include, without limitation, statements regarding prospective performance and opportunities and the outlook for the Company’s businesses, performance and opportunities and regulatory approvals, the anticipated timing of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward looking statements include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of the Company stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the SEC on August 6, 2012, its Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K, the Tender Offer Statement on Schedule TO and other tender offer documents to be filed by Merger Sub, the Solicitation/Recommendation Statement on Schedule 14D-9 to be filed by the Company and the Proxy Statement on Schedule 14A to be filed by the Company. All of the materials related to the transaction (and all other transaction documents filed with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed by the Company with the SEC by contacting Company Investor Relations at 14400 N. 87th Street, Scottsdale, Arizona 85260, telephone number (480-308-3392) or mike.burnett@jda.com. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Notice to Investors

The tender offer described in this report has not yet commenced. This report is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of Company common stock will be made pursuant to an offer to purchase and related materials that Merger Sub intends to file with the SEC. At the time the offer is commenced, Merger Sub will file a Tender Offer Statement on Schedule TO with the SEC, and thereafter the Company will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the offer. THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION, AND INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND CONSIDER THESE MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY DECISION WITH RESPECT TO THE TENDER OFFER. All of these materials (and all other materials filed by the Company with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. Investors and stockholders may also obtain free copies of the documents filed by the Company with the SEC by contacting Company Investor Relations at 14400 N. 87th Street, Scottsdale, Arizona 85260, telephone number (480-308-3392) or mike.burnett@jda.com.

Additional Information about the Merger and Where to Find It

This communication may be deemed to be proxy solicitation material in respect of the proposed acquisition of the Company by an affiliate of Parent. In connection with the potential one-step merger, the Company will file a Proxy Statement on Schedule 14A with the SEC. Additionally, the Company will file other relevant materials with the SEC in connection with the proposed acquisition of the Company pursuant to the terms of the Merger Agreement. THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WILL CONTAIN IMPORTANT INFORMATION, AND INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND CONSIDER THESE MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION. The materials to be filed by the Company with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. After the Company’s filing thereof, investors and stockholders will also be able to obtain free copies of the Proxy Statement from the Company by contacting Company Investor Relations at 14400 N. 87th Street, Scottsdale, Arizona 85260, telephone number (480-308-3392) or mike.burnett@jda.com.

The Company and its directors, executive officers and other members of their management and employees, under the SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transaction. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2012 Annual Meeting of Stockholders, which was filed with the SEC on October 4, 2012, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on August, 6, 2012, and the proxy statement and other relevant materials which may be filed with the SEC in connection with the transaction when and if they become available. Information concerning the interests of the Company’s potential participants, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the transaction when it becomes available.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of November 1, 2012 by and among JDA Software Group, Inc., RP Crown Parent, LLC and RP Crown Acquisition Sub, LLC.

99.1	Presentation Slides, dated November 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDA SOFTWARE GROUP, INC.

Date: November 2, 2012	By:	/s/ Peter S. Hathaway
Peter S. Hathaway
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of November 1, 2012 by and among JDA Software Group, Inc., RP Crown Parent, LLC and RP Crown Acquisition Sub, LLC.

99.1	Presentation Slides, dated November 2, 2012.